Exhibit 10.3

[English Translation]

July 31, 2013

SHANDONG BROADCAST NETWORK
No. 20188 JINGSHI ROAD, JINAN, SHANDONG
PEOPLES REPUBLIC OF CHINA

Re:	Equity Transfer Confirmation

Dear Sir or Madam:

Reference is made to that certain Equity Transfer Agreement, dated May 20, 2013, and the confirmation letter signed on July 23, 2013 between Beijing China Broadband Network Technology Co., Ltd. (“Party A”) and Shandong Broadcast Network (“Party B”). Both parties agree the following payment method: (i) Party B pays RMB 5,000,000 to Party A within fifteen business days from registration day, which is July 31st 2013; Party A has confirmed the payment, (ii) Party B pays Party A RMB 10,000,000 by November 20th 2013, and (iii) Party B pays Party A the transfer balance RMB 14,000,000 by May 20, 2014.

Except as expressly set forth herein, this letter agreement shall not amend or waive any provision of the Equity Transfer Agreement.  Please indicate your acknowledgement and acceptance of the terms of this letter agreement by execution in the space provided below

Sincerely,

BEIJING CHINA BROADBAND NETWORK TECHNOLOGY CO. LTD.

By:
Name:	Weicheng Liu
Title:

Confirmed and accepted as of
The date first above written:

SHANDONG BROADCAST NETWORK

By:
Name:
Title: